INVESCO Specialty Funds, Inc.

      Supplement to Statement of Additional Information
                   Dated September 11, 1995

              INVESCO International Funds, Inc.

      Supplement to Statement of Additional Information
                   Dated February 28, 1995

The sub-adviser to the INVESCO European Small Company Fund and the INVESCO Latin American Growth Fund, both of which are series of INVESCO Specialty Funds, Inc., and the INVESCO European Fund and INVESCO Pacific Basin Fund, both of which are series of INVESCO International Funds, Inc. has been changed from MIM International Limited ("MIL") to INVESCO Asset Management Limited ("IAML"). IAML is INVESCO PLC's primary investment management company in Europe and, like MIL, is located at 11 Devonshire Square in London, England. This change was made in connection with a reorganization of INVESCO PLC's European subsidiaries, and has no effect whatsoever on the services provided to the Funds. The individuals who currently are managing the Funds' portfolios will not change, and the same persons who controlled the operations of MIL control the operations of IAML.

As a result of this reorganization, the Statements of Additional Information of the above Funds are hereby amended as follows:

INVESCO Specialty Funds, Inc.
-----------------------------
The  second   paragraph  of  the  subsection  of  the  Statement  of  Additional
Information entitled "The Funds and Their Management - Sub-Advisory Agreements" is hereby amended to read as follows:

           IAML serves as sub-adviser to the European Small Company Fund and the Latin American Growth Fund pursuant to a sub-advisory agreement (the "European and Latin American Sub- Agreement") with INVESCO that was assumed by IAML from MIM International Limited ("MIL"), another indirect wholly-owned subsidiary of INVESCO PLC, on November 10, 1995. This agreement was approved on October 19, 1994 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, IAML or MIL at a meeting called for such purpose. The European and Latin American Sub-Agreement was approved on February 8, 1995, by INVESCO as the then sole shareholder of the European Small Company Fund and the Latin
      American Growth Fund for an initial term expiring April 30, 1996. Thereafter, the European and Latin American Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the Investment Company Act of 1940, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the European and Latin American Sub-Agreement or interested persons (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The European and Latin American Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the Investment Company Act of 1940 and the rules thereunder.

     In addition, all other references to MIL in the Statement of Additional Information of INVESCO Specialty Funds, Inc. are hereby amended to refer to IAML.

INVESCO International Funds, Inc.
---------------------------------
     The first two paragraphs of the subsection of the Statement of Additional Information entitled "The Funds and Their Management - The Sub-Adviser" are hereby amended to read as follows:

           The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Asset Management Limited ("IAML") to provide investment advisory and research services on behalf of INVESCO European Fund and INVESCO Pacific Basin Fund. IAML has the primary responsibility for providing portfolio investment management services to these Funds. IAML is an indirect wholly-owned subsidiary of INVESCO PLC.

           On December 31, 1993, INVESCO MIM International, Inc., which had been acting as sub-adviser to the INVESCO International Growth Fund, ceased doing business as a result of an internal corporate reorganization. Since that time, INVESCO, as the Fund's investment adviser, has provided all portfolio management services to the Fund. This internal reorganization did not affect in any way the portfolio management services being provided to INVESCO International Growth Fund. On October 25, 1995, the Company's board of directors selected IAML to be the new sub-adviser for the INVESCO International Growth Fund and approved a new sub-advisory agreement for the Fund between INVESCO and IAML. The new sub-advisory agreement will become effective upon its approval by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of the INVESCO International Growth Fund. Until such approval is obtained, INVESCO will continue to provide all portfolio management services to the Fund. The portfolio management services provided to the Fund by INVESCO are identical to the portfolio management services provided to the INVESCO European and Pacific Basin Funds by IAML, and are described below under "Sub-Advisory Agreement."

     The first paragraph of the subsection of the Statement of Additional Information entitled "The Funds and Their Management - Sub-Advisory Agreement" is hereby amended to read as follows:

      IAML serves as sub-adviser to the INVESCO European and Pacific Basin Funds pursuant to a sub-advisory agreement (the "Sub- Agreement") with INVESCO that was assumed by IAML from MIM International Limited ("MIL"), another indirect wholly-owned subsidiary of INVESCO PLC, on November 10, 1995. The Sub- Agreement was approved on April 21, 1993, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, IAML or MIL at a meeting called for such purpose. Pursuant to authorizations granted by the public shareholders of the respective Predecessor Funds at meetings held on May 24, 1993, the respective Predecessor Funds, as the initial shareholders of the INVESCO European and Pacific Basin Funds, approved the Sub-Agreement on June 24, 1993, for an initial term expiring April 30, 1995. The Sub-Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     In addition, all other references to MIL in the Statement of Additional Information of INVESCO International Funds, Inc. are hereby amended to refer to IAML.

The date of this Supplement is November 10, 1995

             INVESCO European Small Company Fund
              INVESCO Latin American Growth Fund

Supplement to Prospectuses of Above Funds Dated September 11, 1995

                    INVESCO European Fund
                  INVESCO Pacific Basin Fund

Supplement to Prospectus of Above Funds Dated February 28, 1995

The sub-adviser to the above Funds has been changed from MIM International Limited ("MIL") to INVESCO Asset Management Limited ("IAML"). IAML is INVESCO PLC's primary investment management company in Europe and, like MIL, is located at 11 Devonshire Square in London, England. This change was made in connection with a reorganization of INVESCO PLC's European subsidiaries, and has no effect whatsoever on the services provided to the Funds. The individuals who currently are managing the Funds' portfolios will not change, and the same persons who controlled the operations of MIL control the operations of IAML.

As a result of this reorganization, the Prospectuses of the above Funds are hereby amended as follows:

INVESCO European Small Company Fund
-----------------------------------
The third paragraph of the section of the Fund's Prospectus entitled "The Fund and Its Management" is hereby amended to read as follows:

Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund and the INVESCO Latin American Growth Fund. Although the Company is not a party to the sub- advisory agreement, that agreement has been approved by INVESCO as the then sole shareholder of the Fund.

INVESCO Latin American Growth Fund
----------------------------------
The fourth paragraph of the section of the Fund's Prospectus entitled "The Fund and Its Management" is hereby amended to read as follows:

Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Fund. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Fund, the INVESCO Pacific Basin Fund and the INVESCO European Small Company Fund. Although the Company is not a party to the sub-advisory agreement, that agreement has been approved by INVESCO as the then sole shareholder of the Fund.

INVESCO European Fund and INVESCO Pacific Basin Fund
----------------------------------------------------
The fifth paragraph of the section of the Funds' Prospectus entitled "The Funds and Their Management" is hereby amended to read as follows:

Pursuant to an agreement with INVESCO, INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to INVESCO European Fund and INVESCO Pacific Basin Fund. In that capacity, IAML has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Funds. IAML also is an indirect wholly-owned subsidiary of INVESCO PLC. IAML also acts as sub-adviser to the INVESCO European Small Company Fund and the INVESCO Latin American Growth Fund. Although the Funds are not parties to the sub-advisory agreement, that agreement has been approved by the shareholders of the Funds.

All Funds

In addition, all other references to MIL in the Prospectuses of the above Funds are hereby amended to refer to IAML.

The date of this Supplement is November 10, 1995

PROSPECTUS
February 28, 1995
                            INVESCO EUROPEAN FUND
                          INVESCO PACIFIC BASIN FUND

      INVESCO EUROPEAN FUND seeks to achieve capital growth by investing principally in equity securities of companies domiciled in specified European countries.
      INVESCO PACIFIC BASIN FUND seeks to achieve capital growth by investing principally in equity securities of companies domiciled in specified Far Eastern or Western Pacific countries.
      Each Fund is a series of INVESCO International Funds, Inc. (the "Company"), an open-end management investment company consisting of three separate funds, each of which represents a separate portfolio of investments. This Prospectus relates to shares of INVESCO European Fund and INVESCO Pacific Basin Fund (also sometimes jointly referred to as the "Funds"). A separate Prospectus is available upon request from INVESCO Funds Group, Inc. for the Company's third fund, INVESCO International Growth Fund. Additional funds may be offered in the future.
      Both Funds' investments may consist in part of securities which may be deemed to be speculative. (See "Investment Objectives and Policies.")
      This Prospectus provides you with the basic information you should know before investing in either of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by writing INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
                                  ----------

THE STATEMENT OF ADDITIONAL INFORMATION, DATED FEBRUARY 28, 1995, IS HEREBY INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                              TABLE OF CONTENTS
                                                         Page

ANNUAL FUND EXPENSES                                     3

FINANCIAL HIGHLIGHTS                                     4

PERFORMANCE DATA                                         6

INVESTMENT OBJECTIVES AND POLICIES                       6

RISK FACTORS                                             9

THE FUNDS AND THEIR MANAGEMENT                           11

HOW SHARES CAN BE PURCHASED                              12

SERVICES PROVIDED BY THE FUNDS                           14

HOW TO REDEEM SHARES                                     16

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES         17

ADDITIONAL INFORMATION                                   18

ANNUAL FUND EXPENSES

      The Funds whose shares are offered through this Prospectus are INVESCO European Fund and INVESCO Pacific Basin Fund. These Funds are 100% no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's total return.

Shareholder Transaction Expenses          European     Pacific Basin
Sales load "charge" on purchases               None         None
Sales load "charge" on reinvested dividends    None         None
Redemption fees                                None         None
Exchange fees                                  None         None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                 0.75%        0.75%
12b-1 Fees                                     None         None
Other Expenses                                 0.50%        0.55%
  Transfer Agency Fee(1)                  0.26%        0.26%
  General services, Administrative
    services, Registration, Postage(2)    0.24%        0.29%
Total Portfolio Operating Expenses             1.25%        1.30%

      (1) Assumes that the current transfer agency fee had been in effect during the entire fiscal year ended October 31, 1994. This fee is described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (2) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, a securities pricing service, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

Example
      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:
                              1 Year     3 Years   5 Years     10 Years
                              ------     -------   -------     --------
INVESCO European Fund           $13        $40       $ 69        $152
INVESCO Pacific Basin Fund      $13        $41       $ 72        $158

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. Such expenses are paid from the Funds' assets. (See "The Funds and Their Management.") The Funds charge no sales load, redemption fee or exchange fee and bear no distribution expenses. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

FINANCIAL HIGHLIGHTS
(for a Fund share Outstanding throughout each Period)
   The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with audited financial statements and the Report of Independent Accountants thereon appearing in the Funds' 1994 Annual Report to Shareholders and in the Statement of Additional Information, both of which are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown below.

                                 European Fund
                                                                                       Period
                                                                                        Ended
                                                      Year Ended October 31         October 31
                       ----------------------------------------------------------------- ------

                       1994     1993     1992     1991    1990    1989     1988   1987    1986~
PER SHARE DATA
Net Asset Value --
   Beginning of Period   $12.20   $10.14   $11.14  $11.04  $10.03   $9.04   $7.98  $8.31  $8.00
                       ----------------------------------------------------------------- ------
INCOME FROM
   INVESTMENT
   OPERATIONS

Net Investment Income      0.16     0.14     0.20    0.22    0.26    0.11    0.09   0.05   0.01
Net Gains or (Losses)
   on Securities (Both
   Realized
   and Unrealized)         0.75     2.06   (1.00)    0.26    1.01    0.99    1.05 (0.32)   0.31
                       ----------------------------------------------------------------- ------
Total from Investment
   Operations              0.91     2.20   (0.80)    0.48    1.27    1.10    1.14 (0.27)   0.32
                       ----------------------------------------------------------------- ------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income       0.16     0.14     0.20    0.21    0.26    0.11    0.08   0.05   0.01
Distributions from
   Capital Gains           0.00     0.00     0.00    0.17    0.00    0.00    0.00   0.01   0.00
                       ----------------------------------------------------------------- ------
Total Distributions        0.16     0.14     0.20    0.38    0.26    0.11    0.08   0.06   0.01
                       ----------------------------------------------------------------- ------
Net Asset Value --
   End of Period         $12.95   $12.20   $10.14  $11.14  $11.04  $10.03   $9.04  $7.98  $8.31
                       ================================================================= ======
TOTAL RETURN              7.43%   21.78%  (7.22%)   4.34%  12.70%  12.12%  14.34%(3.25%) 3.91%#

RATIOS
Net Assets--
   End of Period
   ($000 Omitted)      $349,842 $270,544 $117,276 $74,497 $83,521 $10,910  $6,801 $9,537  $787
Ratio of Expenses to
   Average Net Assets     1.20%    1.28%    1.29%   1.43%   1.29%   1.78%   1.88%  1.50% 1.50%*
Ratio of Net Investment
   Income to Average
   Net Assets             1.28%    1.76%    2.23%   1.83%   3.38%   1.57%   1.08%  1.44% 0.26%*
Portfolio Turnover Rate     70%      44%      87%     61%     20%    118%     75%   131%    4%#

~ From June 2, 1986, comencement of operations, to October 31, 1986.

# These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

*  Annualized

(for a Fund share Outstanding throughout each Period)

                                                             Pacific Basin Fund

                                                             Year Ended October 31
                       ---------------------------------------------------------------------------------
                       1994     1993     1992     1991     1990    1989    1988    1987    1986   1985
PER SHARE DATA
Net Asset Value --
   Beginning of Period   $15.11   $11.02   $13.19  $11.95   $14.24  $12.24   $9.68  $11.52  $8.39  $7.05
                       ---------------------------------------------------------------------------------
INCOME FROM
   INVESTMENT
   OPERATIONS
Net Investment Income
   (Loss)                  0.04     0.04     0.07    0.11     0.05    0.02  (0.02)    0.07   0.03   0.04
Net Gains or (Losses)
   on Securities (Both
   Realized
   and Unrealized)         2.28     4.09   (2.18)    1.23   (1.97)    2.00    2.58    1.27   4.86   1.34
                       ---------------------------------------------------------------------------------
Total from Investment
   Operations              2.32     4.13   (2.11)    1.34   (1.92)    2.02    2.56    1.34   4.89   1.38
                       ---------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income       0.04     0.04     0.06    0.10     0.09    0.02    0.00    0.07   0.03   0.04
Distributions from
   Capital Gains           0.32     0.00     0.00    0.00     0.28    0.00    0.00    3.11   1.73   0.00
                       ---------------------------------------------------------------------------------
Total Distributions        0.36     0.04     0.06    0.10     0.37    0.02    0.00    3.18   1.76   0.04
                       ---------------------------------------------------------------------------------
Net Asset Value --
   End of Period         $17.07   $15.11   $11.02  $13.19   $11.95  $14.24  $12.24   $9.68 $11.52  $8.39
                       =================================================================================

TOTAL RETURN             15.63%   37.51% (16.03%)  11.27% (13.47%)  16.54%  26.36%  11.72% 58.22% 19.55%
   RATIOS
Net Assets --
   End of Period
   ($000 Omitted)      $352,888 $299,192 $26,488  $27,683  $16,871 $23,642 $28,364 $35,953 $8,526 $2,943
Ratio of Expenses to
   Average Net Assets     1.24%    1.22%   1.78%    1.87%    1.79%   1.62%   1.62%   1.26%  1.47%  1.50%
Ratio of Net Investment
   Income (Loss) to
   Average Net Assets     0.28%    0.63%   0.66%    0.99%    0.36%   0.13% (0.12%)   0.39%  0.39%  0.99%
Portfolio Turnover Rate     70%      30%    123%      89%      93%     86%     69%    155%   199%   161%

~ The per share information was computed based on weighted average shares.

   Further information about the performance of the Funds is contained in the Company's annual report to shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

PERFORMANCE DATA
   From time to time, the Funds advertise their total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of a Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Periods of one year, five years and ten years (or the life of the Fund, whichever is shorter) are used.
   Statements of the Funds' total return performance are based upon investment results during a specified period. Thus, any given report of total return performance should not be considered as representative of future performance. The Funds charge no sales load, redemption fee, or exchange fee which would affect the total return computation.
   In conjunction with performance reports and/or analyses of shareholder service for the Funds, comparative data between the Funds' performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher
Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons, which may be used by the Funds in performance reports, will be drawn from the "European Region Funds," in the case of INVESCO European Fund, and "Pacific Region Funds," in the case of INVESCO Pacific Basin Fund, Lipper mutual fund groupings, in addition to the broad-based Lipper general fund groupings.

INVESTMENT OBJECTIVES AND POLICIES
   The Company consists of three separate portfolios of investments, each represented by a different class of the Company's common stock. This Prospectus relates to the INVESCO European Fund and INVESCO Pacific Basin Fund; a separate Prospectus for INVESCO International Growth Fund is available.
   The investment objective of the INVESCO European and Pacific Basin Funds is to seek capital appreciation. Each Fund invests primarily in the equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock) of companies domiciled in a particular geographic region, which may be either established, well-capitalized companies or newly-formed small cap companies. The Funds have not established any minimum investment standards, such as an issuer's asset level, earnings history, type of industry, dividend payment history, etc., with respect to the Funds' investments in foreign equity securities and, therefore, investors in the Funds should consider that investments may consist in part of securities which may be deemed to be speculative.

INVESCO European Fund
   Under normal conditions, at least 80% of the total assets of INVESCO European Fund are invested in the equity securities of companies domiciled in the following European countries: England, France, Germany, Belgium, Italy, the Netherlands, Switzerland, Denmark, Sweden, Norway, Finland, and Spain. The economies of these countries may vary widely in their condition, and may be subject to sudden changes that could have a positive or negative impact on the Fund. The securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries, but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. There are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one country.

INVESCO Pacific Basin Fund
   Under normal conditions, at least 80% of the total assets of INVESCO Pacific Basin Fund are invested in the equity securities of companies domiciled in the following Far Eastern or Western Pacific countries: Japan, Australia, Hong Kong, Malaysia, Singapore and the Philippines. The economies of these countries may vary widely in their condition, and may be subject to sudden changes that could have a positive or negative impact on the Fund. The equity securities in which the Fund invests typically will be listed on the principal stock exchanges in such countries, but also may be traded on regional stock exchanges or on the over-the-counter market in these countries. While it is anticipated that substantial investments will be made in companies domiciled in Japan, there are no limitations on the percentage of the Fund's assets which may be invested in companies domiciled in any one Far Eastern or Western Pacific country.
   The balance of each Fund's assets may be held as cash or invested in debt or equity securities (as described above) offering opportunities for capital appreciation issued by companies outside the geographic sector in which at least 80% of each Fund's total assets are invested. Such debt securities either will be investment grade (rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group) or, if unrated, will have been determined by the investment adviser or sub- adviser to be of investment grade quality. The Funds are not required to dispose of debt securities whose ratings are down-graded below investment grade. This portion of each Fund's assets also may be invested in short-term debt obligations maturing no later than one year from the date of purchase, which are determined by each Fund's investment adviser or sub-adviser to be of high grade. Investments in high-quality, short-term debt securities will consist of U.S. government and agency securities, domestic bank certificates of deposit, commercial paper rated A-2 or higher by Standard & Poor's Ratings Group, or P-2 or higher by Moody's Investors Services, Inc., and repurchase agreements with banks and securities dealers. Such equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may be traded on national or regional stock exchanges or in the over-the-counter market. In addition, each Fund may hold cash or invest temporarily in the short-term securities described above in an amount exceeding 20% of its total assets as a temporary defensive measure if its investment adviser or sub-adviser determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. While a Fund is in a defensive position, the opportunity to achieve capital growth will be limited and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments. There can be no assurance that the Funds will be able to achieve their investment objective.

   The investment objective of each Fund and its investment policies, except where indicated to the contrary, are deemed to be fundamental policies and thus may not be changed without prior approval by the holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940. In addition, each Fund is subject to certain investment restrictions which are set forth in the Statement of Additional Information and which may not be altered without similar approval of the Fund's shareholders. One of those restrictions limits each Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 10% of net assets of the Fund.

Repurchase Agreements
   Investments in short-term securities may include repurchase agreements. The Funds may enter into repurchase agreements with respect to debt instruments eligible for investment by the Funds. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers, which are deemed creditworthy. A repurchase agreement, which may be considered a "loan" under the Investment Company Act of 1940, is a means of investing monies for a short period. In a repurchase agreement, a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, a Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Funds' custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. A Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 10% of its total assets would be invested in such repurchase agreements and other illiquid securities. The Funds have not adopted any limit on the amount of their total assets that may be invested in repurchase agreements maturing in seven days or less.

Securities Lending
   The Funds also may lend their securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Funds to earn income, which, in turn, can be invested in additional securities to pursue the Funds' investment objectives. Loans of securities by the Funds will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Funds monitor the creditworthiness of borrowers in order to minimize such risks. The Funds will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of a Fund's net assets (taken at market value).

Country Funds
   The Funds may invest in companies domiciled in certain countries by purchasing common shares of closed-end investment companies organized to invest in the securities markets of particular countries (so-called "country funds"). They may do so, however, only where it is not possible for non-residents to make direct investments in securities of companies in those countries and where the investment objective of the country fund is consistent with the Funds' objective of seeking capital appreciation.

The Funds may not purchase shares of a country fund if (a) such a purchase would cause a Fund to own more than 3% of the total outstanding voting stock of a particular country fund, or (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in a particular country fund or more than 10% of its total assets invested in the securities of other investment companies. Investment in certain country funds may involve the payment of substantial premiums above the value of such funds' portfolio securities. Investing in shares of such country funds presents the additional risk that the market price of the funds' shares may fall below the funds' net asset values (i.e., that the funds will trade at a discount from their net asset values). The Funds do not intend to invest in country funds which are trading at a premium unless, in the judgment of their investment adviser or sub-adviser, the potential benefits of such investments justify the payment of the applicable premiums. To the extent the Funds invest in country funds, the investment return will be reduced by the operating expenses of such funds, including fees paid to the investment managers of those funds, resulting in duplication of advisory fees paid on any Fund assets invested in country funds. At such time as direct investment in a country is allowed, the Funds will invest directly in securities of companies domiciled in such country.

RISK FACTORS
   Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in either of the Funds. The Funds' policies regarding investments in foreign securities and foreign currencies are not fundamental and may be changed by vote of the Company's board of directors.

Foreign Securities
   The Funds may invest in foreign securities and may do so without limitation on the percentage of assets which may be so invested. Investments in securities of foreign companies and in foreign markets involve certain additional risks not associated with investments in domestic companies and markets, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation.
   When the Funds invest in foreign securities, such securities are usually denominated in foreign currency and the Funds may temporarily hold funds in foreign currencies. Thus, the Funds' share values are affected by changes in currency exchange rates. Because the Funds' assets will be invested in foreign securities and because substantially all revenues will be received in foreign currencies, the dollar equivalent of the Funds' net assets and distributions would be adversely affected by a reduction in the value of the foreign currency relative to the United States dollar. The Funds will pay dividends in dollars and in such event will incur currency conversion costs. The Funds may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Funds hold foreign securities. A forward contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. Although the Funds have not adopted any limitations on their ability to use forward contracts as a hedge against fluctuations in foreign exchange rates, the Funds do not attempt to hedge all of their foreign investment positions and will enter into forward contracts only to the extent, if any, deemed appropriate by their investment advisers. The Funds will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. If a Fund enters into a "position hedging transaction," which is the sale of a forward foreign currency contract with respect to a portfolio security denominated in such foreign currency, its custodian bank will place cash or liquid equity or debt securities, which may be denominated either in U.S. dollars or in a foreign currency, in a segregated account of the Fund in an amount at least equal to the value of the total assets of the Fund committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of the account will at least equal the amount of the Fund's commitment with respect to such contracts. No predictions can be made with respect to whether the total of such transactions will result in a better or a worse position than had the Funds not entered into any forward contracts. Forward contracts and the securities placed in a segregated account may, from time to time, be considered illiquid, in which case they would be subject to the Funds' limitation on investing in illiquid securities, discussed below. For additional information regarding foreign securities, see the Company's Statement of Additional Information.

Illiquid and Rule 144A Securities
      The Funds are authorized to invest in securities which are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, a Fund will not purchase any such security if the purchase would cause the Fund to invest more than 10% of its total assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.
      The securities that may be purchased subject to the foregoing restriction include restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"). The liquidity of the Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to the adviser the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A Securities, see the Statement of Additional Information.

Portfolio Turnover
      There are no fixed limitations regarding portfolio turnover. Although the Funds do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of the advisers, investment considerations warrant such action. As a result, under certain market conditions, the portfolio turnover rate for each Fund may exceed 100%, and may be higher than that of other investment companies seeking capital appreciation. Increased portfolio turnover would cause a Fund to incur greater brokerage costs than would otherwise be the case, and may result in the acceleration of capital gains which are taxable when distributed to shareholders. The Funds' portfolio turnover rates are set forth under "Financial Highlights" and, along with the Company's brokerage allocation policies, are discussed in the Statement of Additional Information.

THE FUNDS AND THEIR MANAGEMENT
      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company. It was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company assumed all of the assets and liabilities of the Funds' predecessor portfolios, the European Portfolio and Pacific Basin Portfolio of Financial Strategic Portfolios, Inc., which was incorporated under the laws of Maryland on August 10, 1983. All financial and other information about the Funds for periods prior to July 1, 1993 relates to such former portfolios. On July 1, 1993, the Company also assumed, through its INVESCO International Growth Fund, all of the assets and liabilities of that fund's predecessor, the Financial International Growth Fund of Financial Series Trust, a Massachusetts business trust organized on July 15, 1987. The overall supervision of each Fund is the responsibility of the Company's board of directors.
      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Company's investment adviser pursuant to an investment advisory agreement. Under this agreement, INVESCO is primarily responsible for providing the Funds with various administrative services, and supervising the Funds' daily business affairs. These services are subject to review by the Company's board of directors.
      Each Fund is managed by a team of portfolio managers. A senior investment policy group determines the country-by-country allocation of each Fund's assets, overall stock selection methodology and the ongoing implementation and risk control policies applicable to each Fund's portfolio. Individual country specialists are responsible for managing security selection for their assigned country's share of the allocation within the parameters established by the investment policy group.
      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company which, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of October 31, 1994, managed 14 mutual funds, consisting of 36 separate portfolios, with combined assets of approximately $9.8 billion on behalf of over 849,000 shareholders.
      Pursuant to an agreement with INVESCO, MIM International Limited ("MIL") serves as the sub-adviser to INVESCO European Fund and INVESCO Pacific Basin Fund. In that capacity, MIL has the primary responsibility, under the supervision of INVESCO, for providing portfolio management services to the Funds. MIL also is an indirect wholly-owned subsidiary of INVESCO PLC. Prior to September 30, 1991, MIL acted as investment adviser to the Funds. Although the Funds are not parties to the sub-advisory agreement, the agreement has been approved by the shareholders of the Funds.
      Each Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee payable under the agreement is computed at the annual rate of 0.75% on the first $350 million of the average net assets of a Fund; 0.65% on the next $350 million of a Fund's average net assets; and 0.55% of a Fund's average net assets in excess of $700 million. For the fiscal year ended October 31, 1994, the Funds paid fees equal to the following percentage of their net assets as follows: European Fund, 0.75%; Pacific Basin Fund,

0.75%. While the portions of INVESCO's fees which are equal to 0.75% of each Fund's net assets are higher than those generally charged by investment advisers to mutual funds, they are not higher than those charged by most other investment advisers to funds comparable to INVESCO European Fund and INVESCO Pacific Basin Fund whose assets are invested primarily in equity securities of companies located outside the United States.
      Out of the advisory fees which it receives from the Funds, INVESCO pays MIL, as sub-adviser to these Funds, a monthly fee with respect to each Fund computed at the following annual rates: 0.45% on the first $350 million of a Fund's average net assets; 0.40% on the next $350 million of a Fund's average net assets; and 0.35% of a Fund's average net assets in excess of $700 million. No fee is paid by either Fund to MIL.
      The Company also has entered into an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger reports, and providing sub-accounting and recordkeeping services for shareholder accounts in the Funds maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Company for providing transfer agent services. See "Additional Information."
      Each Fund's expenses, which are accrued daily, are deducted from its total income before dividends are paid. Total expenses of the Funds, including investment advisory fees (but excluding brokerage commissions, which are a cost of acquiring securities), as a percentage of their average net assets for the fiscal year ended October 31, 1994, were 1.20% for INVESCO European Fund and 1.24% for INVESCO Pacific Basin Fund.
      INVESCO, as the Company's investment adviser, or MIL, as the Funds' sub-adviser, places orders for the purchase and sale of portfolio securities with brokers and dealers based upon INVESCO's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Although the Funds do not market their shares through intermediary brokers or dealers, the Funds may place orders for portfolio transactions with qualified broker-dealers which recommend the Funds to clients, or act as agent in the purchase of Fund shares for clients, if management of the Funds believes that the quality of execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

HOW SHARES CAN BE PURCHASED
      Shares of each Fund are sold on a continuous basis by INVESCO, as the Funds' Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of a Fund. To purchase shares of one or both of the Funds, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:
                     INVESCO FUNDS GROUP, INC.
                     Post Office Box 173706
                     Denver, Colorado  80217-3706
      Purchase orders must specify the Fund in which the investment is to be made.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest account, as described below in the Prospectus section entitled "Services Provided by the Funds", may open an account without making any initial investment if they agree to make minimum monthly purchases of $50;
(2) Fund management may permit a lesser amount to be invested in the Funds under a federal income tax-sheltered retirement plan (other than an IRA Account), or under a group investment plan qualifying as a sophisticated investor; (3) those shareholders investing in an Individual Retirement Account (IRA), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; and (4) Fund management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund. The minimum initial purchase requirement of $1,000, as described above, does not apply to shareholder account(s) in any of the INVESCO funds opened prior to January 1, 1993, and, thus, is not a minimum balance requirement for those existing accounts. However, for shareholders already having accounts in any of the INVESCO funds, all initial share purchases in a new fund account, including those made using the exchange privilege, must meet the fund's applicable minimum investment requirement.
      The purchase of Fund shares can be expedited by placing bank wire, overnight courier, or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Company's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237.
      Orders to purchase shares of either Fund can be placed by telephone. Shares will be issued at the net asset value next determined after receipt of telephone instructions. Payments for telephone orders must be received by the respective Fund within seven business days of the transaction. Beginning in June 1995, this period will be reduced to five business days. In the event payment is not received, the shares will be redeemed by INVESCO and the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. INVESCO has agreed to indemnify the Fund for any losses resulting from such cancellations.
      If your check does not clear, or if a telephone purchase must be cancelled due to non-payment, you will be responsible for any related loss the Company or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Company, on behalf of the Funds, has the option to redeem shares from any identically registered account in the Company or any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.
      Persons who invest in the Funds through a securities broker may be charged a commission or transaction fee for the handling of the transaction, if the broker so elects. Any investor may deal directly with the Funds in any transaction. In that event, there is no such charge.
      Each Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of management, such rejection is in the best interest of the Fund.
      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and also may be computed on other days under certain circumstances. Net asset value per share for each Fund is calculated by dividing the market value of all of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of that Fund. If market quotations are not readily available, a security will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUNDS
      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded, and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation for each transaction in shares of the Funds. Shareholders whose only transactions are through the EasiVest, direct payroll purchase, automatic monthly exchange or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Funds' office by using the telephone number on the cover of this Prospectus.
      Reinvestment  of   Distributions.   Income   dividends  and  capital  gain
distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share of that Fund in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends and capital gain distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and distributions in excess of ten dollars by check by giving written notice to INVESCO at least two weeks prior to the ex-dividend date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.
      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.
      Exchange Privilege. Shares of either Fund may be exchanged for shares of any other Fund of the Company, as well as for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange:
INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Value Trust.

      An exchange involves redemption of shares in a Fund and investment of the redemption proceeds in shares of another Fund of the Company or in one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the telephone number or address on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.
      The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmations of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.
      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate the exchange privilege of any shareholder who requests more than four exchanges a year. The Funds will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder, or group of shareholders, has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege also may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the Investment Company Act of 1940, or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.
      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges may legally be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.
      Automatic Monthly Exchange. Shareholders who have accounts in any one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.
      Direct Payroll Purchase. Shareholders may elect to have their employers make automatic purchases of Fund shares for them by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.
      Tax-Sheltered Retirement Plans. Shares of either Fund may be purchased for self-employed retirement plans, individual retirement accounts (IRAs), simplified employee pension plans, and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.
      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs) receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES
      Shares of either Fund may be redeemed at any time at their current net asset value next determined after a request in proper form is received at the Funds' office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.
      If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker-dealers may differ from those applicable to other shareholders.
      Be careful to specify the account from which the redemption is to be made. Shareholders have a separate account for each Fund in which they invest.

      Payments of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, an emergency as defined by the Securities and Exchange Commission exists, or the shares to be redeemed were purchased by check and that check has not yet cleared; provided, however, that all redemption proceeds will be paid out promptly upon clearance of the purchase check (which may take up to 15 days).
      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Company reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.
      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250), held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. For INVESCO Trust Company sponsored federal income tax-sheltered retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Unless the Fund's management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder on its Fund account or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Funds charge no fee for effecting such telephone redemptions. These telephone redemption privileges may be modified or terminated in the future at the discretion of the Funds' management. Shareholders should understand that, while the Funds will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions may require up to seven days following receipt of the redemption request, or additional time because of the unusual circumstances set forth above.
      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Funds employ procedures, which they believe are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmation of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if a Fund fails to follow these or other reasonable procedures, the Fund may be liable.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND TAXES
      Dividends. In addition to any increase in the value of your shares which may occur from increases in the values of a Fund's investments, each Fund may earn income in the form of dividends and interest on its investments. Dividends paid by a Fund will be based solely on the income earned by that Fund. Each Fund's policy is to distribute substantially all
of  this  income,  less  expenses,   to  shareholders  in  the  Fund.  At  the
discretion  of the board of  directors,  distributions  are  customarily  made
annually  to   shareholders   in  the  Funds.   Dividends  are   automatically
reinvested in additional shares of the Fund making the dividend distribution at the net asset value on the ex-dividend date, unless otherwise requested. See "Services Provided by the Funds - Reinvestment of Distributions."
      Capital Gains. Capital gains or losses are the result of the Funds' sale of their portfolio securities at prices that are higher or lower than the prices paid by the Funds to purchase such securities. Total gains from such sales, less any losses from such sales (including losses carried forward from prior years) represent net realized capital gains. The Funds distribute their net realized capital gains, if any, to their shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at net asset value per share on the ex-dividend date, unless otherwise requested. See "Services Provided by the Funds - Reinvestment of Distributions."
      Taxes. Each of the Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders, and to continue to qualify for tax treatment under Subchapter M of the Internal Revenue Code as a regulated investment company. Thus, it is not expected that the Company or the Funds will be required to pay any federal income taxes. Shareholders (other than those exempt from income tax) will have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from the Funds, whether such dividends and distributions are received in cash or reinvested in additional shares of the same or another fund. Shareholders of the Funds are advised to consult their own tax advisers with respect to these matters.
      Dividends paid by the Funds from net investment income, as well as distributions of net realized short-term capital gains, are, for federal income tax purposes, taxable as ordinary income to shareholders. At the end of each calendar year, shareholders are sent full information on dividends and capital gain distributions, including information as to the portions taxable as ordinary income and long-term capital gains. Information concerning the amount of dividends eligible for the dividends-received deduction available for corporations is contained in the Company's annual report or may be obtained upon request by calling INVESCO.
      The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gain distributions, and redemption proceeds for any account on which the owner provides an incorrect taxpayer identification number, no number, or no certified number for a new account.

ADDITIONAL INFORMATION
      Voting Rights. All shares of the Company's Funds have equal voting rights. When shareholders are entitled to vote upon a matter, each shareholder is entitled to one vote for each share owned. Voting with respect to certain matters, such as ratification of independent accountants and the election of directors, will be by all Funds of the Company voting together. In other cases, such as voting upon the investment advisory contract for the individual Funds, voting is on a Fund-by-Fund basis. To the extent permitted by law, when not all Funds are affected by a matter to be voted upon, only shareholders of the Fund or Funds affected by the matter will be entitled to vote thereon. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

     Shareholder Inquiries. All inquiries regarding the Funds should be directed to the Funds at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for each Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay a fee of $14.00 per shareholder account or omnibus account participant per year. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency fee of up to $14.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                 INVESCO EUROPEAN FUND
                                 INVESCO PACIFIC BASIN FUND

                                 Two  no-load   mutual  funds  seeking   capital
                                 appreciation through investments in designated geographical sectors

                                 PROSPECTUS
                                 February 28, 1995

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:
      Cherry Creek
      155-B Fillmore Street
      Denver Tech Center
      7800 E. Union Avenue
      Lobby Level